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                                                                   EXHIBIT 10.11

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                         VLASIC FOODS INTERNATIONAL INC.




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                           DIRECTOR COMPENSATION PLAN




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                                                         Dated: March 30, 1998


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                          DIRECTOR COMPENSATION PLAN

                              TABLE OF CONTENTS

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ARTICLE                                                                   PAGE
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
I.    PURPOSES...............................................................1

II.   DEFINITIONS............................................................1

III.  ADMINISTRATION.........................................................3

IV.   SHARES SUBJECT TO THE PLAN.............................................3

V.    GRANT OF OPTIONS.......................................................4

VI.   RESTRICTED STOCK AWARDS................................................6

VII.  UNRESTRICTED STOCK AWARDS..............................................7

VIII. DEFERRAL OF RECEIPT OF CASH COMPENSATION...............................7

IX.   CHANGE IN CONTROL OF THE COMPANY.......................................8

X.    AMENDMENTS AND TERMINATION............................................11

XI.   GENERAL PROVISIONS....................................................11


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                                    ARTICLE I

                                    PURPOSES

                   The purposes of the Plan are to attract and retain the services of experienced and knowledgeable directors of Vlasic Foods International Inc., to encourage such directors to acquire a proprietary interest in the growth and performance of the Company, and to provide them with an opportunity to defer receipt of cash compensation to which they become entitled as directors, thus enhancing the value of the Company for the benefit of its shareowners.

                   The Plan shall become effective on March 30, 1998, upon approval by Campbell Soup Company as sole shareowner of the Company. With respect to new grants, the Plan shall terminate on March 30, 2008. With respect to outstanding Options, the Plan shall terminate on the date on which all outstanding Options have expired or terminated.

                                   ARTICLE II

                                   DEFINITIONS

                   The following words and phrases, as used in the Plan, shall have these meanings:

SECTION 2.1. "AWARD" means, individually or collectively, any Option, Restricted Stock Award, or Unrestricted Stock Award.

      SECTION 2.2. "BENEFICIARY" means the person that the Eligible Director designates to receive any unpaid portion of the Eligible Director's Deferred Account balance should the Eligible Director's death occur before the Eligible Director receives the entire Deferred Account balance. If the Eligible Director does not designate a Beneficiary, his or her Beneficiary shall be his or her spouse if he or she is married at the time of death, or his or her estate if he or she is unmarried at the time of death.

      SECTION 2.3. "BOARD" means the Board of Directors of the Company.

      SECTION 2.4. "CAUSE" means the termination of an Eligible Director's membership on the Board by reason of his or her engaging in conduct that constitutes willful gross misconduct that is demonstrably and materially injurious to the Company, monetarily or otherwise, misappropriation of funds, willful and material misrepresentation to the directors, gross negligence in the performance of the Eligible Director's duties having a material adverse effect on the business, operations, assets, properties or financial condition of the Company, or entering into competition with the Company. No act, nor failure to act, on the Eligible Director's part shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company and its affiliates.

      SECTION 2.5. "CODE" means the Internal Revenue Code of 1986, as amended.

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      SECTION 2.6. "COMPANY" means Vlasic Foods International Inc.

      SECTION 2.7. "COMPENSATION" for purposes of Article VIII means all amounts paid to an Eligible Director in exchange for services rendered to the Company as a member of the Board, excluding amounts paid in the form of Options pursuant to the terms of the Plan.

      SECTION 2.8. "DEFERRED ACCOUNT" means the bookkeeping investment accounts to which amounts of deferred Compensation are credited, including earnings credited thereon.

      SECTION 2.9. "EFFECTIVE DATE" means March 30, 1998.

      SECTION 2.10. "ELIGIBLE DIRECTOR" means each member of the Board who is not an employee of the Company or any of the Company's subsidiaries (as defined in section 424(f) of the Code).

      SECTION 2.11. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      SECTION 2.12. "FAIR MARKET VALUE" means, as of any specified date, an amount equal to the mean between the reported high and low prices of Vlasic Stock on the New York Stock Exchange composite tape on the specified date.

      SECTION 2.13. "GRANT DATE" means the date on which an Option is granted. If such date is not a business day, then the Grant Date shall be the following business day.

      SECTION 2.14. "OPTION" means any right granted to an Optionee allowing such Optionee to purchase Shares at such price or prices and during such period or periods as are set forth in the Plan. All Options shall be non-qualified options and shall not be qualified for the favorable tax treatment afforded under section 422 of the Code.

      SECTION 2.15. "OPTIONEE" means an Eligible Director who is granted an Option under the Plan.

      SECTION 2.16. "PERSONAL REPRESENTATIVE" means the person or persons who, upon the death, disability, or incompetency of an Optionee, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option theretofore granted to such Optionee.

      SECTION 2.17. "PLAN" means the Vlasic Foods International Inc. Director Compensation Plan.

      SECTION 2.18. "RESTRICTED STOCK AWARD" means an Award granted under
Article VI.

      SECTION 2.19. "RESTRICTION PERIOD" means a period of time determined under
Section 6.2 during which Restricted Stock is subject to the terms and conditions provided under Section 6.3.

      SECTION 2.20. "SHARES" means shares of Vlasic Stock.

      SECTION 2.21. "STATEMENT" means a written confirmation of an Award under the Plan furnished to the Participant.


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      SECTION 2.22. "UNRESTRICTED STOCK AWARD" means an Award granted under
Article VII.

      SECTION 2.23. "VLASIC STOCK" means the common stock of the Company.

                                  ARTICLE III

                                 ADMINISTRATION

                    Subject to the terms of the Plan, the Board shall have full and exclusive power to interpret the provisions and supervise the administration of the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

SECTION 4.1. TOTAL NUMBER. Subject to adjustment as provided in this Section 4.1 and Section 4.4, (i) the total number of Shares as to which Options may be granted under the Plan, or that may be the subject of Restricted or Unrestricted Stock Awards grants under the Plan, shall be 350,000 Shares, and (ii) no less than 80% of such Shares shall be issuable upon exercise as Options. Any Shares issued pursuant to Options and other Awards hereunder may consist, in whole or in part, of authorized but unissued Vlasic Stock or Vlasic Stock previously issued and outstanding and reacquired by the Company.

      SECTION 4.2. REDUCTION IN NUMBER OF SHARES AVAILABLE.

                   (a) The grant of an Option or a Restricted or Unrestricted Stock Award shall reduce the number of Shares as to which Awards may be granted by the number of Shares subject to such Option or Restricted or Unrestricted Stock Award.

                   (b) Any Shares issued by the Company through the assumption or substitution of outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan.

      SECTION 4.3. INCREASE IN NUMBER OF SHARES AVAILABLE. The lapse, expiration, cancellation or other termination of an Option that has not been fully exercised or of another Award shall increase the number of Shares available for an Award by the number of Shares that have not been issued upon exercise of such Option or the number of Shares no longer subject to such other Award. In addition, any Shares tendered in exercise of an Option shall again be available for Awards under the Plan.

      SECTION 4.4. OTHER ADJUSTMENTS. In case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Board (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or that may be issued under outstanding Restricted Stock Awards or


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pursuant to Unrestricted Stock Awards. Appropriate adjustments may also be made by the Committee in the terms of any Option Letter or Awards under the Plan, to reflect such changes and to modify any other terms of outstanding Option Letter or Awards on an equitable basis.

                                   ARTICLE V

                                GRANT OF OPTIONS

SECTION 5.1. GRANT OF OPTIONS. On March 30, 1998 and each succeeding March 30 thereafter, each Eligible Director shall be granted an Option to acquire that number of Shares such that the estimated present value of the Option, calculated using the Black-Scholes option pricing model, shall equal $40,000 on that Grant Date.

      SECTION 5.2. PRO-RATA GRANT OF OPTIONS.

                   (a) Within ten (10) business days of the date an Eligible Director is initially elected to membership on the Board, the Company shall grant an Option to acquire the applicable number of Shares determined under
Section 5.1 multiplied by a fraction the numerator of which is the number of months remaining from the date of such election until the subsequent March 30 and the denominator of which is twelve (12).

                   (b) Any fractional Options resulting from such calculations shall be rounded up to the nearest whole number.

      SECTION 5.3. VESTING. The right to exercise any Option will vest cumulatively over three years of the rate at 30%, 60% and 100%, respectively on the first three anniversaries of the Grant Date.

      SECTION 5.4. OPTION PRICE. The purchase price per Share purchasable under an Option shall be 100% of the Fair Market Value of a Share on the Grant Date.

      SECTION 5.5. OPTION PERIOD. Each Option granted shall expire 10 years from its Grant Date, and shall be subject to earlier termination as hereinafter provided.

      SECTION 5.6. TRANSFERABILITY. An Option may, at the election of the Eligible Director, be transferred to the spouse or a descendant of the Eligible Director, or a trust for the benefit of the spouse or descendants. In addition, Options shall be transferable by will or the laws of descent and distribution. Any transfer contrary to this Section 5.6 will nullify the Option.

      SECTION 5.7. EXERCISE.

                   (a) If the Board service of an Eligible Director is terminated for reasons other than (i) death, (ii) discharge for Cause, (iii) retirement, or (iv) resignation, the Eligible Director may exercise an Option at any time within three years after such termination, to the extent of the number of Shares covered by such Option that were exercisable at the date of such termination; except that an Option shall not be exercisable on any date beyond the expiration of such three-year period or the expiration date of such Option, whichever occurs first.


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                   (b) If the Board service of an Eligible Director is
terminated for Cause, any Options of such Eligible Director shall expire and any rights thereunder shall terminate immediately. Any Option of an Eligible Director whose Board service is terminated by resignation may be exercised at any time within three months of such resignation, to the extent that the number of Shares covered by such Option were exercisable at the date of such resignation; except that an Option shall not be exercisable on any date beyond the expiration date of such Option.

                   (c) Should an Eligible Director die either while a member of the Board or after termination of Board service (other than removal for Cause), the Option rights of such deceased Eligible Director may be exercised by his or her Personal Representative at any time within three years after the Eligible Director's death, to the extent of the number of Shares covered by such Option that were exercisable at the date of such death; except that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

                   If an Eligible Director who was granted an Option should die within 180 days of the expiration date of such Option, and if on the date of death the Eligible Director was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Eligible Director shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Vlasic Stock subject to the Option exceeds the Option Price.

                   (d) Any Option of an Eligible Director whose Board service terminates after age 55 and five (5) years of Board service shall become fully vested on such termination date and may be exercised at any time up to three years after such termination, as determined by the Board, except that an Option shall not be exercisable on any date beyond the expiration date of such Option.

      SECTION 5.8. METHOD OF EXERCISE. Any Option may be exercised by the Optionee in whole or in part at such time or times and by such methods as the Board may specify. The applicable Statement may provide that the Optionee may make payment of the Option price in cash, Shares, or such other consideration as the Board may specify, or any combination thereof, having a Fair Market Value on the exercise date equal to the total Option price.

      SECTION 5.9. ISSUANCE OF CERTIFICATES; PAYMENT OF CASH. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment to the Company of the option price, the Company shall deliver to the Optionee a certificate for the number of whole Shares, or a book-entry notation, and a check for the Fair Market Value on the date of exercise of any fractional share to which the Optionee is entitled.


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                                  ARTICLE VI

                           RESTRICTED STOCK AWARDS

SECTION 6.1. AWARD OF RESTRICTED STOCK.

                   (a) The Board may make a Restricted Stock Award to any Eligible Director, subject to this Article VI and to such other terms and conditions as the Board may prescribe.

                   (b) Each certificate for Restricted Stock shall be registered in the name of the Eligible Director and deposited by him or her, together with a stock power endorsed in blank, with the Company.

      SECTION 6.2. RESTRICTION PERIOD. At the time of making a Restricted Stock Award, the Board shall establish the Restriction Period applicable to such Award. The Board may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Board. A Restriction Period shall not be changed except as permitted by Section 6.3.

      SECTION 6.3. OTHER TERMS AND CONDITIONS. Vlasic Stock, when awarded pursuant to a Restricted Stock Award, will be represented by a book-entry notation or a stock certificate registered in the name of the Eligible Director who receives the Restricted Stock Award. Such certificate, if any, shall be deposited with the Company as provided in Section 6.1(b). The Eligible Director shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Vlasic Stock and shall have all other shareowner's rights, with the exception that (i) the Eligible Director will not be entitled to delivery of a stock certificate during the Restriction Period, (ii) the Company will retain custody of the certificate, if any, during the Restriction Period, and (iii) a breach of the restriction or a breach of the terms and conditions established by the Board pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Eligible Director may satisfy his or her obligations under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Award to be delivered for the payment of such taxes. The Board may, in its sole discretion, prescribe additional restrictions, terms or conditions upon or to the Restricted Stock Award from time to time.

      SECTION 6.4. RESTRICTED STOCK AWARD STATEMENT. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Statement.

      SECTION 6.5. PAYMENT FOR RESTRICTED STOCK. Restricted Stock Awards may be made by the Board under which the Eligible Director shall not be required to make any payment for the Vlasic Stock or, in the alternative, under which the Eligible Director, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Vlasic Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Restricted Stock Award Statement.


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                                  ARTICLE VII

                           UNRESTRICTED STOCK AWARDS

SECTION 7.1. The Board may make an Unrestricted Stock Award to an Eligible Director in recognition of outstanding achievement or as an award for an Eligible Director who receives a Restricted Stock Award when performance goals, as may be established by the Board or its delegate from time to time, are exceeded.

      SECTION 7.2. Each certificate or book-entry notation for unrestricted Vlasic Stock shall be registered in the name of the Participant and immediately be delivered to him or her.

                                  ARTICLE VIII

                    DEFERRAL OF RECEIPT OF CASH COMPENSATION

SECTION 8.1. ELECTION TO DEFER RECEIPT OF DIRECTOR'S COMPENSATION. Subject to the rules and procedures established by the Board, an Eligible Director may elect to defer receipt of all or a portion of any cash Compensation payable to him or her. The amount of Compensation so deferred shall be credited to a Deferred Account established for the Eligible Director. An Eligible Director who is subject to tax in a foreign jurisdiction shall not be eligible to defer receipt of Compensation unless a deferral election has been approved by the Board, or its delegate.

      SECTION 8.2. ADMINISTRATION OF DEFERRED ACCOUNTS. The Board, or its delegate, shall establish rules and procedures regarding the timing of deferred elections, the time period for deferral, the maximum number of annual installment payments, the measurement units for valuing Deferred Accounts, transfer of the balances in Deferred Accounts among measurement units, statements of Deferred Accounts, the time and manner of payment of Deferred Accounts, and other administrative items for Deferred Accounts.

      SECTION 8.3. PAYMENT IN EVENT OF DEATH. If the Eligible Director dies (before or after his or her retirement), any portion of his or her Deferred Account then unpaid shall be paid to the Beneficiary named in the most recent Beneficiary designation filed with the Corporate Secretary of the Company or, in the absence of such designation, paid to, or as directed by, his or her Personal Representative, in such one or more installments as the Eligible Director may have elected, subject to the rules and procedures established by the Board.

      SECTION 8.4. CONDITIONS OF PAYMENT OF DEFERRED ACCOUNTS. Prior to a Change in Control (as defined in Section 9.2), an Eligible Director who is removed for Cause by action of the shareowners of the Company or as otherwise determined by the Board shall, unless otherwise determined by such shareowners or the Board, respectively, in connection with the termination of Board service, lose any right to receive payment of his or her Deferred Account.


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                                  ARTICLE IX

                       CHANGE IN CONTROL OF THE COMPANY

SECTION 9.1. CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article IX shall govern and supersede any inconsistent terms or provisions of the Plan.

      SECTION 9.2. DEFINITION OF "CHANGE IN CONTROL". For purposes of the Plan "Change in Control" means any of the following events:

                   (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 9.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                   (b) The individuals who, as of the later of April 1, 1998 or the first date that the membership of the Board reaches seven (7), are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareowners, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

                   (c) Approval by shareowners of the Company of (i) a merger or consolidation involving the Company if the shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

                   (d) Acceptance by shareowners of the Company of shares in a share exchange if the shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.


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                   Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any entity that, immediately prior to such acquisition, is entirely owned (directly or indirectly) by shareowners of the Company in the same proportions as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family shareowner but only if such Person has executed an agreement that is approved by two-thirds of the Board and pursuant to which such Person has agreed that he or she (or they) will not increase his or her (or their) Beneficial Ownership (directly or indirectly) to thirty percent (30%) or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family shareowner" means at any time a "Dorrance Family shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities beneficially owned by such individual on April 1, 1998, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family shareowner, (y) Voting Securities that are also Beneficially Owned by other Grandfathered Dorrance Family shareowners at the time in question, and (z) Voting Securities acquired after April 1, 1998 other than directly from the Company or from another Grandfathered Dorrance Family shareowner by any "Dorrance Grandchild" (as hereinafter defined); provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities that are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family shareowner at the time in question. For purposes of this Section, "Dorrance Family shareowners" means individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

                   Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.


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      SECTION 9.3. EFFECT OF CHANGE IN CONTROL ON OPTIONS. Upon a Change in
Control, (a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (b) any Eligible Director who may be subject to liability under Section 16(b) of the Exchange Act, will be permitted to surrender for cancellation for a period of sixty (60) days commencing after the later of such Change in Control or the expiration of six months from the Grant Date, any Option (or portion of an Option), to the extent not yet exercised and the Eligible Director will be entitled to receive a cash payment in an amount equal to the excess, if any, in respect of each Option surrendered, (i) the greater of (x) the Fair Market Value, on the date preceding the date of surrender of the Shares subject to the Option (or portion thereof) surrendered or (y) the Fair Market Value of the Shares subject to the Option (or portion thereof) surrendered, over (ii) the aggregate purchase price for such Shares under the Option.

      SECTION 9.4. EFFECT OF CHANGE IN CONTROL OR RESTRICTED STOCK AWARDS. Upon a Change in Control, the Eligible Director shall (i) become vested in, and restrictions shall lapse on, the greater of (A) fifty percent (50%) of the Restricted Stock Award or (B) a pro rata portion of such Restricted Stock Award based on the portion of the Restriction Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such awards granted the earliest in time preceding the Change in Control (the "Vested Performance Awards") and (ii) be entitled to receive the prompt delivery of such shares.

      SECTION 9.5. EFFECT OF CHANGE IN CONTROL ON DEFERRED ACCOUNTS.

                   (a) Upon a Change in Control, the benefits accrued as if invested in Vlasic Stock shall be converted into a cash equivalent amount equal to the greater of (i) the highest price per share of such stock paid to holders of Vlasic Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest fair market value per Share during the ninety (90) day period ending on the date of a Change in Control multiplied by the number of Shares of Vlasic Stock credited to an Eligible Director's Deferred Account under the Plan. The resulting cash equivalent amount shall promptly be credited to (i) the remaining hypothetical investments in the Eligible Director's Deferred Account, in the same relative proportions as those hypothetical investments or (ii) if an Eligible Director's Deferred Account was credited entirely in the hypothetical Vlasic Stock fund, the most conservative hypothetical investment.

                   (b) Upon an Eligible Director's termination of Board service following a Change in Control for any reason (other than for Cause, as determined by the Board or the shareowners of the Company) within two years following a Change in Control, the Company shall pay in a lump sum cash payment the value of his or her Deferred Account (together with any interest or investment earnings accrued thereon to the date of payment).

      SECTION 9.6. AMENDMENT OR TERMINATION. This Article IX shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Eligible Director under the Plan.


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                                    ARTICLE X

                           AMENDMENTS AND TERMINATION

SECTION 10.1. BOARD AUTHORITY. The Board may amend, alter, or terminate the Plan, but no amendment, alteration, or termination shall be made (i) that would impair or adversely affect the rights of an Eligible Director under an outstanding Award without the Eligible Director's consent or (ii) without the approval of the shareowners if such approval is necessary to comply with any tax, exchange or regulatory requirement.

      SECTION 10.2. PRIOR SHAREOWNER AND OPTIONEE APPROVAL. Notwithstanding any provision of this Plan to the contrary, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirement of any exchange, the Code or rule issued under the Exchange Act, the Board is authorized to make such amendments without the consent of the affected Eligible Director or the shareowners of the Company.

                                   ARTICLE XI

                               GENERAL PROVISIONS

SECTION 11.1. COMPLIANCE WITH REGULATIONS. All certificates for Shares delivered under the Plan pursuant to the exercise of any Option shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulation of any governmental body or exchange that the Board in its sole discretion shall deem to be necessary or appropriate.

      SECTION 11.2. OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareowner approval if such approval is required by applicable law or the rules of any exchange on which Vlasic Stock is then listed; any such arrangements may be either generally applicable or applicable only in specific cases.

      SECTION 11.3. CONFORMITY WITH LAW. If any provision of the Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect


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

      SECTION 11.4. INSUFFICIENT SHARES. In the event there are insufficient Shares remaining to satisfy all of the Awards under Article V, Article VI and
Article VII made on the same day, such Awards shall be reduced pro-rata.

      SECTION 11.5. NO RIGHT TO CONTINUANCE AS A DIRECTOR. Neither the action of the Company in establishing the Plan, nor the granting of an Award shall be deemed (i) to create any obligation on the part of the Board to nominate any director for reelection by the Company's shareowners or (ii) to be evidence of any agreement or understanding, express or implied, that the Eligible Director has a right to continue as a director for any period of time or at any particular rate of compensation.

      SECTION 11.6. TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Eligible Directors having no greater rights than the Company's other general creditors. Notwithstanding the foregoing, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan at any time.

                    IN WITNESS WHEREOF, Vlasic Foods International Inc. has caused this Plan to be duly executed as of March 30, 1998.



[CORPORATE SEAL]                           VLASIC FOODS INTERNATIONAL INC.



Attest:                                    By:
       -----------------------                ----------------------------------
            Secretary                           President and Chief Executive
                                                Officer








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